EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Auriga Laboratories, Inc. (the “Company”) hereby certifies that, based on his knowledge:

(i) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2006	/s/ Philip S. Pesin Name: Philip S. Pesin Title: Chief Executive Officer and Chief Financial Officer